SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934

Check  the  appropriate  box:

/ /  Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/x /  Definitive Information Statement

                          Meridian Holdings, Inc.
                          ---------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1) Title of each class of securities to which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:
     (2)  Form,  Schedule  or  Registration  Statement  No.:
     (3)  Filing  Party:
     (4)  Date  Filed:





















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                                Meridian Holdings, Inc.
                              6201 Bristol Parkway
                             Culver City, California 90230

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        To be held on March 10, 2007

To  the  stockholders  of  Meridian Holdings, Inc.

Notice is hereby given of a special meeting of shareholders of Meridian Holdings, Inc. (the "Company" or "Meridian") to be held on March 10, 2007 at 1 P.M. P.S.T. at the Company's office at 6201 Bristol Parkway, Culver City California for the following purposes:

1. To ratify the appointment of Pollard-Kelly Auditing Services, Inc., as our Independent registered public accounting firm for the fiscal year ended December 31,2006; and

2. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.


     Common stockholders of record on the close of business on, December 31, 2006 are entitled to notice of the meeting. All stockholders are cordially invited to attend the meeting in person , however the majority shareholder does not need your vote to effect the changes above.

                                     By  Order  of  the  Board  of  Directors,

                                     /s/  Anthony C. Dike, MD
                                     -------------------------
                                     Anthony C. Dike, MD
                                     Chairman of the Board of Directors
March 3   ,  2007
---------

































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                             Meridian Holdings,  Inc.
                               6201 Bristol Parkway
                          Culver City, California 90230



                             INFORMATION STATEMENT
                              March 3, 2007
                                -------

     This Information Statement is furnished by the Board of Directors of The Meridian Holdings, Inc.. (the "Company" and "Meridian") to provide notice of a Special Meeting of Stockholders of the Company which will be held on March 10, 2007 at 1 P.M.P.S.T. at the Company's corporate offices at 6201 Bristol Parkway, Culver City, California (the "Meeting").

     The  record  date  for  determining  stockholders  entitled to receive this
Information Statement has been established as the close of business on December 31, 2006 (the "Record Date"). This Information Statement will be first mailed on or about March 5, 2007 to stockholders of record at the close of business on the Record Date. As of the Record Date, there were 18,120,200 shares
                                                               ---------
of the Company's Common Stock outstanding and 20,000,000 shares of the Company's preferred stock outstanding. The holders of all outstanding shares of Common Stock are entitled to one vote per share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date

     The presence at the special meeting of the holders of a majority of the outstanding shares of stock entitled to vote at the special meeting are necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the special meeting other than the matters referred to in this Information Statement.

     The matters scheduled to come before the special meeting require the approval of a majority of the votes cast at the special meeting. Our Chief Executive Officer and Director, Anthony C. Dike (our "Majority Shareholder"), beneficially owned 12,343,756 shares of common stock, or 68% of our
                     -----------                           ------
outstanding common stock as of the Record Date, which allows him to vote in aggregate 12,343,756 voting shares, based on 18,120,200 total voting shares outstanding as of the Record Date, and will therefore be able to approve the matters presented in this Information Statement. The Company is not soliciting your vote as the Majority Shareholder already has the vote in hand.

          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT
                              TO SEND US A PROXY.























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                                    PROPOSAL NUMBER 1

PROPOSAL TO RATIFY THE REAPPOINTMENT  OF  POLLARD-KELLY AUDINTING SERVICES, INC.
          AS  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

INFORMATION  REGARDING  OUR  CERTIFIED  PUBLIC  ACCOUNTANT

The Board of Directors has appointed the firm of POLLARD KELLY AUDITING SERVICES as the independent registered public accounting firm of the Company for the year ending December 31, 2006, subject to ratification of the appointment by the Company's stockholders. A representative of Pollard-Kelly Auditing Services Inc., is not expected to attend the special meeting.

     Effective November 8, 2006, the client auditor relationship between Meridian Holdings, Inc.. (the "Company") and Madsen Associates CPAs, Inc., Certified Public Accountants, ("MADSEN") ceased as the former accountant was dismissed. Effective November 8, 2006, the Company engaged Chang Park Certified Public Accountant ("Park") as its principal independent public Accountant for the quarter ended September 30, 2006, the later was not approved by the Majority Shareholder, and on March 3, 2007, the Board of Directors approved Pollard-Kelly Auditing Services Inc., as the Certified Public Accountants for the fiscal year ended December 31, 2006. The decision to change Accountants was recommended and approved by the Company's Board of Directors Effective March 3, 2007.

     Madsens interim period reports on the financial statements of the Company, including the interim period up to and including the date the relationship with Madsen ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.


     In connection with interim period reports, including the interim period up to and including the date the relationship with Madsen ceased, there were no disagreements between Madsen and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Madsen would have caused Madsen to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

     There have been no reportable events as provided in Item 304(a)(iv)(B) of Regulation S-B during the Company's fiscal year ended December 31, 2006 and December 31, 2005, and any later interim period, including the interim period up to and including the date the relationship with Madsen ceased.

     The Company has authorized Madsen to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Madsen review the disclosure and Madsen and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is incorporated by reference to form 8k dated November 8, 2006.

     The Company has not previously consulted with Pollard-Kelly Auditing Services, Inc., regarding either (i)the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or
(iii) a reportable event (as provided in Item 304(a)(iv)(B) of Regulation S-B) during the Company's fiscal years ended December 31, 2006 and December 31, 2005, and any later interim period, including the interim period up to and including the date the relationship with Madsen and ceased. Pollard-Kelly Auditing Services, Inc., has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been
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provided an opportunity to furnish the Company with a letter addressed to the
Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304.(b) Pollard-Kelly Auditing Services did not provide any letter to that effect.

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

     The Board of Directors met and held discussions with management and the independent auditors. Management represented to the Board of Directors that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board of Directors reviewed and discussed the consolidated financial statements with management and the independent auditors. The Board of Directors also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

     In addition, the Board of Directors discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Board of Directors the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The Board of Directors discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Board of Directors met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Board of Directors approved the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

AUDIT  FEES

     The aggregate fees billed by our auditors, for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2005 and 2004, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $10,500 and $11,500, respectively.

We estimate that the audit fees to be incurred by us with Pollard-Kelly Auditing Services, Inc., for fiscal 2005 and 2006 audit services to be approximately $10,000.

AUDIT-RELATED  FEES

     Our independent registered public accounting firm did not bill the Company for any other audit-related work during fiscal years ended December 31, 2004 or 2005, and subsequent interim period in 2006.


TAX  FEES

     Our independent registered public accounting firm did not bill the Company for tax related work during fiscal years ended December 31, 2005 or 2004 and subsequent interim period in 2006.

ALL  OTHER  FEES

     Our independent registered public accounting firm did not bill the Company for other services during fiscal years ended December 31, 2005 or 2004 and subsequent interim period in 2006.



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REQUIRED  VOTE

   The ratification of the appointment of Pollard-Kelly Auditing Services, Inc., as the Company's independent registered accounting firm for the Fiscal year ending December 31, 2006, requires the affirmative vote of the Holders of a majority of the shares of the Company's common stock. The Majority Shareholder will approve the appointment of Pollard-Kelly Auditing Services, Inc., at the meeting, and as a result, no other shareholder action is requested or required.


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF POLLARD-KELLY AUDITING SERVICES, INC. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.



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                               PROPOSAL  NUMBER 2
                                OTHER  BUSINESS

        The Board of Directors of the Company does not know of any other matters that may be brought before the Meeting. However, should any additional matters properly come before the meeting, it is the intention of the Majority Shareholder to vote on such matters in accordance with their best judgment.
..

                       INTEREST OF CERTAIN PERSONS IN OR
                     OPPOSITION TO MATTERS TO BE ACTED UPON

     (a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company, other than in connection with the granting of certain stock options.

     (b) No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this information statement.

                          PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposals in this information statement.


                               PROXY  SOLICITATION

We do not need your proxy. Please do not send any proxy, since the Majority Shareholder has the vote to approve all action contemplated at the shareholder meeting.

                        ADDITIONAL  INFORMATION  AVAILABLE

The  Company  files  an  Annual  Report  on  Form 10-KSB with the Securities and
Exchange   Commission.   Stockholders   may   obtain   a  copy  of  this  report
(without exhibits), without charge, by writing to Corporate Meridian Holdings, Inc. 6201 Bristol Parkway, Culver City, California 90230

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

/s/  ANTHONY  C.  DIKE
----------------------
Anthony  C.  Dike,  MD,  Director


























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